SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

Subsequent to period end, the Company issued 88,888,888 shares to a third party in exchange for cash in accordance with its equity agreement.

On September 29, 2023, the Company entered into a convertible note for a principal of $57,750, which was funded on October 4, 2023. The note bears interest at a rate of 10% per annum and matures after one year. Following 180 days from the note, the noteholder may convert at a discount of 39%. The Company has reserved a sufficient number of shares of common stock for issuance upon full conversion of the note in accordance with the terms.